SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 13
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INVESTMENT SECURITIES FUNDS
                      (INVESCO INVESTMENT SECURITIES FUNDS)

          This Amendment No. 13 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective October 14, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class R Shares to Invesco Van Kampen Corporate Bond Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 14, 2010.


                                       By: /s/ John M. Zerr
                                           -------------------------------------
                                       Name: John M. Zerr
                                       Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                         --------------------------
Invesco Core Bond Fund                            Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Dynamics Fund                             Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

Invesco Global Real Estate Fund                   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco High Yield Fund                           Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

Invesco High Yield Securities Fund                Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares

Invesco Income Fund                               Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

Invesco Limited Maturity Treasury Fund            Class A Shares
                                                  Class A2 Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                         --------------------------
Invesco Money Market Fund                         Class A5 Shares
                                                  Class B Shares
                                                  Class B5 Shares
                                                  Class C Shares
                                                  Class C5 Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  AIM Cash Reserve Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

Invesco Municipal Bond Fund                       Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Investor Class Shares

Invesco Real Estate Fund                          Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

Invesco Short Term Bond Fund                      Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco U.S. Government Fund                      Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares
                                                  Investor Class Shares

Invesco Van Kampen Core Plus Fixed Income Fund    Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares

Invesco Van Kampen Corporate Bond Fund            Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                         --------------------------
Invesco Van Kampen Government Securities Fund     Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Van Kampen High Yield Fund                Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Institutional Class Shares

Invesco Van Kampen Limited Duration Fund          Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class Y Shares
                                                  Institutional Class Shares"